EXHIBIT 99.1
------------

                   AMLI RESIDENTIAL PROPERTIES TRUST
      SUPPLEMENTAL INFORMATION TO QUARTERLY FINANCIAL STATEMENTS
                           December 31, 2000


           1.    Funds from Operations

           2.    Statements of Operations

           3.    Balance Sheets

           4.    Selected Financial Information

           5.    Debt

           6.    Debt Maturities

           7. Same Community Comparison - Wholly-Owned - three months ended December 31, 2000 and 1999

           8.    Same Community Comparison - Wholly-Owned and
                 Co-Investments - three months ended
                 December 31, 2000 and 1999

           9.    Property Information

           10.   Property EBITDA - three months ended December 31, 2000

           11.   Development Activities

AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                        THREE MONTHS ENDED              YEAR ENDED
                                                            DECEMBER 31,                DECEMBER 31,
                                                      -----------------------     -----------------------
                                                          2000         1999          2000          1999
                                                        --------     --------      -------       --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . . . . .     $ 26,484       26,364       106,364       108,268
  Other . . . . . . . . . . . . . . . . . . . . . .        1,507        1,547         6,525         6,686
                                                        --------     --------      --------      --------
      Total Property Revenues . . . . . . . . . . .       27,991       27,911       112,889       114,954
                                                        --------     --------      --------      --------
Property operating expenses . . . . . . . . . . . .       (9,885)      (9,909)      (40,566)      (41,473)
Property management fees. . . . . . . . . . . . . .         (702)        (698)       (2,822)       (2,875)
                                                        --------     --------      --------      --------
      Property expenses . . . . . . . . . . . . . .      (10,587)     (10,607)      (43,388)      (44,348)
      Operating expense ratio . . . . . . . . . . .        37.8%        38.0%         38.4%         38.6%
                                                        --------     --------      --------      --------
      Net operating income. . . . . . . . . . . . .       17,404       17,304        69,501        70,606
                                                        --------     --------      --------      --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1) (2) . . . . . . . .         (352)        (199)          842          (840)
  Interest from Service Companies (3) . . . . . . .        1,081        1,095         4,595         4,317
  Other interest. . . . . . . . . . . . . . . . . .          413          581         1,403         1,683
  Share of partnerships FFO (4) . . . . . . . . . .        4,544        2,882        14,758         9,340
  Fee income - acquisitions, dispositions and
    financing . . . . . . . . . . . . . . . . . . .          424          481         1,544           984
  Fee income - developments . . . . . . . . . . . .          551          464         1,904         2,692
  Fee income - asset management . . . . . . . . . .          143          148           584           601
  Fee income - promote. . . . . . . . . . . . . . .        --              24         1,181           553
  Other . . . . . . . . . . . . . . . . . . . . . .          271            4           432           296
                                                        --------     --------      --------      --------
      Total other income  . . . . . . . . . . . . .        7,075        5,480        27,243        19,626
General and administrative. . . . . . . . . . . . .       (1,056)        (823)       (3,756)       (4,042)
                                                        --------     --------      --------      --------
EBITDA. . . . . . . . . . . . . . . . . . . . . . .       23,423       21,961        92,988        86,190
                                                        --------     --------      --------      --------
Interest expense. . . . . . . . . . . . . . . . . .       (6,452)      (5,439)      (24,695)      (22,201)
Amortization of deferred costs. . . . . . . . . . .          (94)        (110)         (434)         (410)
                                                        --------     --------      --------      --------
    Funds from operations (FFO) . . . . . . . . . .     $ 16,877       16,412        67,859        63,579
                                                        --------     --------      --------      --------




AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                        THREE MONTHS ENDED              YEAR ENDED
                                                            DECEMBER 31,                DECEMBER 31,
                                                      -----------------------     -----------------------
                                                          2000         1999          2000          1999
                                                        --------     --------      -------       --------
Capital expenditures paid from FFO (5). . . . . . .         (988)      (1,017)       (4,688)       (4,366)
Other - share of Co-Investments Cap Exp . . . . . .         (263)        (120)         (751)         (431)
                                                        --------     --------      --------      --------
    Funds available for distribution (FAD). . . . .     $ 15,626       15,275        62,420        58,782
                                                        ========     ========      ========      ========
FFO per share . . . . . . . . . . . . . . . . . . .     $   0.68     $   0.67      $   2.75      $   2.59
FAD per share . . . . . . . . . . . . . . . . . . .     $   0.63     $   0.62      $   2.53      $   2.39
Dividend per share (declared and paid quarterly
  in arrears) . . . . . . . . . . . . . . . . . . .     $   0.47     $   0.46      $   1.87      $   1.82
                                                        ========     ========      ========      ========

Dividend as a % of FFO. . . . . . . . . . . . . . .        68.8%        68.9%         68.0%         70.3%
Dividend as a % of FAD. . . . . . . . . . . . . . .        74.3%        74.0%         74.0%         76.0%
                                                        ========     ========      ========      ========


NOTES:

(1)      Reflects share of income before goodwill amortization of $415 in each of the years ended December 31,
2000 and 1999.

(2)      Includes $2,506 of after tax gains on sales of non-residential land by a Service Company subsidiary for the year ended December 31, 2000.

(3)      Interest on 13% notes receivable and working capital advances.

(4)      Reflects share of income before share of depreciation of $7,971 and $5,057 for the years ended
December 31, 2000 and 1999, respectively.

(5)      Rehab costs of approximately $7,458 and $6,775 for the years ended December 31, 2000 and 1999, respectively, are not reflected in cap ex paid from FFO.




AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                        THREE MONTHS ENDED              YEAR ENDED
                                                            DECEMBER 31,                DECEMBER 31,
                                                      -----------------------     -----------------------
                                                          2000         1999          2000          1999
                                                        --------     --------      -------       --------
REVENUES:
--------
  Property revenues:
    Rental. . . . . . . . . . . . . . . . . . . . .     $ 26,484       26,364       106,364       108,268
    Other . . . . . . . . . . . . . . . . . . . . .        1,507        1,547         6,525         6,686
  Interest and share of income (loss) from
    Service Companies . . . . . . . . . . . . . . .          625          792         5,022         3,062
  Other interest. . . . . . . . . . . . . . . . . .          413          581         1,403         1,683
  Share of income from co-investment partnerships .        2,271        1,438         6,787         4,283
  Fees from co-investment partnerships and other. .        1,389        1,121         5,645         5,126
                                                        --------     --------      --------      --------
      Total Revenues. . . . . . . . . . . . . . . .       32,689       31,843       131,746       129,108
                                                        --------     --------      --------      --------
EXPENSES:
--------
  Personnel . . . . . . . . . . . . . . . . . . . .        2,711        2,778        11,033        10,927
  Advertising and promotion . . . . . . . . . . . .          612          613         2,371         2,597
  Utilities . . . . . . . . . . . . . . . . . . . .          842          605         3,316         3,643
  Building repairs and maintenance. . . . . . . . .        1,309        1,835         5,687         6,335
  Landscaping and grounds maintenance . . . . . . .          532          575         2,365         2,473
  Real estate taxes . . . . . . . . . . . . . . . .        3,168        2,846        13,386        13,266
  Insurance . . . . . . . . . . . . . . . . . . . .          237          197           906           816
  Other operating expenses. . . . . . . . . . . . .          474          460         1,502         1,416
  Property management fees. . . . . . . . . . . . .          702          698         2,822         2,875
  Interest, net of capitalized. . . . . . . . . . .        6,452        5,439        24,695        22,201
  Amortization of deferred costs. . . . . . . . . .           94          110           434           410
  Depreciation of real property . . . . . . . . . .        3,555        3,216        13,891        13,254
  Depreciation of personal property . . . . . . . .        1,373        1,269         5,667         4,940
  General and administrative. . . . . . . . . . . .        1,056          823         3,756         4,042
                                                        --------     --------      --------      --------
      Total expenses. . . . . . . . . . . . . . . .       23,117       21,464        91,831        89,195
                                                        --------     --------      --------      --------
Non-recurring item - gain on sale of
  properties (1). . . . . . . . . . . . . . . . . .       12,906       21,158        50,180        21,158
                                                        --------     --------      --------      --------
Income before taxes, minority interest
  and extraordinary item. . . . . . . . . . . . . .       22,478       31,537        90,095        61,071
                                                        --------     --------      --------      --------





AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                        THREE MONTHS ENDED              YEAR ENDED
                                                            DECEMBER 31,                DECEMBER 31,
                                                      -----------------------     -----------------------
                                                          2000         1999          2000          1999
                                                        --------     --------      -------       --------

Minority interest . . . . . . . . . . . . . . . . .        3,209        5,158        13,562         9,333
                                                        --------     --------      --------      --------
Income before and extraordinary items . . . . . . .       19,269       26,379        76,533        51,738
Extraordinary items, net of minority interest . . .        --           --            --            --
                                                        --------     --------      --------      --------
Net income. . . . . . . . . . . . . . . . . . . . .       19,269       26,379        76,533        51,738
Net income allocable to preferred shares. . . . . .        1,633        1,830         7,057         7,281
                                                        --------     --------      --------      --------
Net income allocable to common shares . . . . . . .     $ 17,636       24,549        69,476        44,457
                                                        ========     ========      ========      ========

INCOME PER COMMON SHARE:
-------------------------------
  Before extraordinary items. . . . . . . . . . . .     $   0.99     $   1.44      $   4.00      $   2.63
  Extraordinary item. . . . . . . . . . . . . . . .     $   0.00     $   0.00      $   0.00      $   0.00
  Income per common share . . . . . . . . . . . . .     $   0.99     $   1.44      $   4.00      $   2.63
                                                        ========     ========      ========      ========
Income per common share - diluted:. . . . . . . . .     $   0.90     $   1.26      $   3.59      $   2.46
                                                        ========     ========      ========      ========
FUNDS FROM OPERATIONS:
---------------------
  Income before taxes, minority interest
    and extraordinary item. . . . . . . . . . . . .     $ 22,478       31,537        90,095        61,071
  Depreciation of real property . . . . . . . . . .        3,555        3,216        13,891        13,254
  Depreciation of personal property . . . . . . . .        1,373        1,269         5,667         4,940
  Non-recurring items - gain on sale of
    properties. . . . . . . . . . . . . . . . . . .      (12,906)     (21,158)      (50,180)      (21,158)
  Share of Co-investments depreciation. . . . . . .        2,273        1,444         7,971         5,057
  Share of Service Co. amortization of goodwill . .          104          104           415           415
                                                        --------     --------      --------      --------
    Funds from operations (FFO) . . . . . . . . . .     $ 16,877       16,412        67,859        63,579
                                                        ========     ========      ========      ========







AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                        THREE MONTHS ENDED              YEAR ENDED
                                                            DECEMBER 31,                DECEMBER 31,
                                                      -----------------------     -----------------------
                                                          2000         1999          2000          1999
                                                        --------     --------      -------       --------

FFO per share . . . . . . . . . . . . . . . . . . .     $   0.68     $   0.67      $   2.75      $   2.59
                                                        ========     ========      ========      ========

Capital expenditures paid from FFO. . . . . . . . .     $   (988)      (1,017)       (4,688)       (4,366)
Other - Share Co-investments cap exp. . . . . . . .         (263)        (120)         (751)         (431)
                                                        --------     --------      --------      --------
Funds available for distribution (FAD). . . . . . .     $ 15,626       15,275        62,420        58,782
                                                        ========     ========      ========      ========
FAD per share . . . . . . . . . . . . . . . . . . .     $   0.63     $   0.62      $   2.53      $   2.39
                                                        ========     ========      ========      ========
Dividends per share . . . . . . . . . . . . . . . .     $   0.47     $   0.46      $   1.87      $   1.82
                                                        ========     ========      ========      ========
Dividends as a % of FFO . . . . . . . . . . . . . .        68.8%        68.9%         68.0%         70.3%
Dividends as a % of FAD . . . . . . . . . . . . . .        74.3%        74.0%         74.0%         76.0%
                                                        ========     ========      ========      ========




















    (1)  2000 includes gain on sale of Sope Creek of $22,316, gain on sale of 80% interest in Peachtree City of
         $8,151, share of gain on sale of Pleasant Hill of $6,800, and gain on sale of Arboretum and Martha's
         Vineyard of $6,185 and $6,728, respectively.



AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data


                                                      DEC. 31,              DEC. 31,
                                                       2000                   1999
                                                      --------              --------
ASSETS
------
Rental apartments
 Land . . . . . . . . . . . . . . . . .               $ 91,242                87,903
 Depreciable property . . . . . . . . .                604,081               566,509
                                                      --------              --------
                                                       695,323               654,412
 Less accumulated depreciation. . . . .                (94,590)              (82,626)
                                                      --------              --------
                                                       600,733               571,786
Rental apartments held for sale,
  net of accumulated depreciation . . .                  --                   19,784

Land and Properties under development (1)               53,022                47,314

Investments in partnerships . . . . . .                166,569               107,518
Cash and cash equivalents . . . . . . .                  5,106                 2,318
Security deposits . . . . . . . . . . .                  1,455                 1,541
Deferred costs, net . . . . . . . . . .                  3,425                 3,377
Notes receivable and advances to
  Service Companies . . . . . . . . . .                  4,857                35,717
Other assets. . . . . . . . . . . . . .                 30,824                15,263
                                                      --------              --------
Total assets. . . . . . . . . . . . . .               $865,991               804,618
                                                      ========              ========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt. . . . . . . . . . . . . . . . . .               $385,981               369,541
Accrued interest payable. . . . . . . .                  1,783                 1,743
Accrued real estate taxes . . . . . . .                 10,806                 9,999
Construction costs payable. . . . . . .                  1,501                 2,068
Security deposits and prepaid rents . .                  2,507                 2,807
Other liabilities . . . . . . . . . . .                  3,937                 3,606
                                                      --------              --------
Total liabilities . . . . . . . . . . .                406,515               389,764
                                                      --------              --------
Minority interest . . . . . . . . . . .                 59,537                57,813
                                                      --------              --------




AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS - CONTINUED


                                                      DEC. 31,              DEC. 31,
                                                        2000                  1999
                                                      --------              --------

Shareholders' equity
 Preferred shares, $.01 par value . . .                     35                    40
 Shares of beneficial interest,
   $.01 par value . . . . . . . . . . .                    178                   170
 Additional paid-in capital . . . . . .                427,939               421,989
 Employees and trustees notes . . . . .                (12,231)              (12,000)
 Retained earnings. . . . . . . . . . .                176,867               100,334
 Dividends paid . . . . . . . . . . . .               (192,849)             (153,492)
                                                      --------              --------
   Total shareholders' equity . . . . .                399,939               357,041
                                                      --------              --------
   Total liabilities and
    shareholders' equity. . . . . . . .               $865,991               804,618
                                                      ========              ========
























   (1)   Includes $53,022 and $37,163 of land at December 31, 2000 and 1999, respectively.


AMLI RESIDENTIAL PROPERTIES TRUST
SELECTED QUARTERLY FINANCIAL INFORMATION
December 31, 2000
(dollars in thousands except for share data)


                                                              QUARTER ENDING
                                   -----------------------------------------------------------------------
                                        DEC. 31,       Sep. 30,      Jun. 30,      Mar. 31,      Dec. 31,
                                          2000          2000           2000          2000          1999
                                       ---------     ---------      ---------     ---------     ---------
Debt                                  $  385,981       398,956        393,168       398,867       369,541
Debt including share of debt
 of unconsolidated affiliates         $  583,635       542,778        520,597       510,230       468,609

Total Shares and
 Units Outstanding (1)                24,558,242    24,552,642     24,544,475    24,544,475    24,538,654
Value per Common Share
 - end of quarter                      $ 24.6875         24.00        23.5625         20.50       20.1875

Total Equity (Market
 Value) - end of quarter              $  606,282       589,263        578,329       503,162       495,374

Market Capitalization                 $  992,263       988,219        971,497       902,029       864,915
  Including share of unconsolidated
    affiliates                        $1,189,917     1,132,041      1,098,926     1,013,392       963,983
  Including Co-investment at
    completed cost                    $2,065,511     1,905,589      1,826,661     1,678,237     1,610,307
                                      ==========    ==========     ==========    ==========    ==========

Total Revenues (2)                    $   32,689        34,135         34,097        30,825        31,843
EBITDA (3)                            $   23,423        24,258         24,156        21,151        21,961

FFO                                   $   16,877        17,804         17,787        15,391        16,412
FAD                                   $   15,626        15,847         16,442        14,505        15,275

Dividends Paid                        $   11,541        11,537         11,290        11,290        11,287

Debt Service (net of
 capitalized interest)                $    7,177         7,065          6,947         6,316         6,075
Interest Expense                      $    6,452         6,353          6,248         5,642         5,439

G & A Expense                         $    1,056           842            930           928           823

Total Shares and Units
 Outstanding - Wtd. Avg.              24,555,937    24,546,254     24,544,475    24,541,971    24,534,912
                                      ==========    ==========     ==========    ==========    ==========




AMLI RESIDENTIAL PROPERTIES TRUST
SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED
December 31, 2000


                                                              QUARTER ENDING
                                   -----------------------------------------------------------------------
                                        DEC. 31,       Sep. 30,      Jun. 30,      Mar. 31,      Dec. 31,
                                          2000          2000           2000          2000          1999
                                       ---------     ---------      ---------     ---------     ---------

Interest Coverage Ratio                     3.63          3.82           3.87          3.75          4.04

Debt as % of Market Capitalization        38.90%        40.37%         40.47%        44.22%        42.73%
  Including share of debt of
    unconsolidated affiliates             49.05%        47.95%         47.37%        50.35%        48.61%

EBITDA as % of Total Market
 Capitalization                            9.44%         9.82%          9.95%         9.38%        10.16%
FFO as % of Total Market Equity           11.14%        12.09%         12.30%        12.24%        13.25%

G&A as % of Total Market
 Capitalization                            0.43%         0.34%          0.38%         0.41%         0.38%
G&A as % of Total Revenues                 3.23%         2.47%          2.73%         3.01%         2.58%

Dividends as % of FFO (4)                  68.8%         65.5%          65.2%         73.5%         68.9%
Dividends as % of FAD (4)                  74.3%         73.5%          70.6%         78.0%         74.0%
                                      ==========    ==========     ==========    ==========    ==========
Apartment Units - In Operation
  Wholly Owned                            12,191        12,264         12,264        12,576        12,515
  Co-investments                          13,956        11,604         10,963         9,205         8,936
                                      ----------    ----------     ----------    ----------    ----------
                                          26,147        23,868         23,227        21,781        21,451
                                      ----------    ----------     ----------    ----------    ----------
Apartments Units -
 Under Development or In Lease Up
  Wholly Owned                             --              500            500           200           200
  Co-investments                           2,845         3,642          3,234         4,098         4,098
                                      ----------    ----------     ----------    ----------    ----------
                                           2,845         4,142          3,734         4,298         4,298
                                      ----------    ----------     ----------    ----------    ----------
    Total Units                           28,992        28,010         26,961        26,079        25,749
                                      ==========    ==========     ==========    ==========    ==========

   (1)  At December 31, 2000, the total includes 3,475,000 preferred shares convertible to common shares.
   (2)  Excluding gains on sales of completed rental properties.
   (3)  Includes other income, net of G&A expenses.
   (4)  Based on per share amounts.

AMLI RESIDENTIAL PROPERTIES TRUST
PORTFOLIO INDEBTEDNESS SUMMARY
December 31, 2000
(Dollars in thousands)

                                                                                   Weighted
                                                                                     Avg.
                                                    Percent                        Interest       Years to
Type of Indebtedness               Balance          of Total        Interest         Rate         Maturity
--------------------              --------          --------        --------       --------       --------
Conventional Fixed Rate           $165,731             42.9%           Fixed          7.63%           6.2
Tax-exempt Variable Rate (1)        50,250             13.0%        Variable          5.60%           1.8
Credit Facilities (2)              165,000             42.7%        Variable          7.72%           1.8
Service Companies                    5,000              1.4%           Fixed         10.00%           2.0
                                  --------           ------                          -----            ---
Total                             $385,981            100.0%                          7.43%           3.7
                                  ========           ======                          =====            ===

                                  Balance
                                 including                                         Weighted
                                  share of                                           Avg.
                                co-investment       Percent                        Interest       Years to
Type of Indebtedness               debt (3)         of Total        Interest         Rate         Maturity
--------------------            -------------       --------        --------       --------       --------

Conventional Fixed Rate           $336,385            60.4%            Fixed         7.61%            6.6
Tax-exempt Variable Rate (1)        50,250             9.0%         Variable (4)     5.60%            1.8
Credit Facilities (2)              165,000            29.6%         Variable (4)     7.72%            1.8
Service Companies                    5,000             1.0%            Fixed        10.00%            2.0
                                  --------           ------                         ------            ---
Total                             $556,635           100.0%                          7.48%            4.7
                                  ========           ======                         ======            ===

   (1)   Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.

   (2)   $150,000 has been swapped to a fixed rate ($20,000 maturing in November 2002, $30,000 maturing in February 2003, $25,000 maturing in September 2004 and $75,000 maturing in May 2001.)
         Effective interest rate includes swap costs.  Outstanding balance excludes $27,000 borrowed by unconsolidated service company subsidiaries which reduces availability under the line of credit.

   (3)   Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.

   (4)   Weighted average interest rate reflects rate in effect on the last day of the quarter.


AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
December 31, 2000
Unaudited - Dollars in thousands

                                                                                 There-             % to
                               2001      2002      2003      2004      2005      after     Total    Total
                             --------  --------  --------  --------  --------  --------  -------- --------

Fixed Rate Mortgages         $  3,039     3,273    60,117     8,933    32,877    57,492   165,731    42.9%
Tax Exempt Bonds*                        50,250                                            50,250    13.0%
Wachovia/First Chicago
 Line of Credit**                       165,000                                           165,000    42.7%
Other                                                         5,000                         5,000     1.4%
                             --------  --------  --------  --------  --------  --------  -------- --------
Total Loans                  $  3,039   218,523    65,117     8,933    32,877    57,492   385,981   100.0%
                             ========  ========  ========  ========  ========  ========  ======== ========
  Percent to Total               0.8%     56.6%     16.9%      2.3%      8.5%     14.9%    100.0%    69.3%
                             ========  ========  ========  ========  ========  ========  ======== ========

SHARE OF CO-INVESTMENT DEBT
---------------------------
Nationwide Life Ins. -
 Greenwood Forest (15%)            20     1,679      --        --        --        --       1,699     1.0%
Lincoln National Ins. -
 Champions Park (15%)              24     1,259      --        --        --        --       1,283     0.8%
Prudential Ins. -
 Champions Centre (15%)            12       955      --        --        --        --         967     0.6%
Allstate Life Ins. -
 Windbrooke (15%)                  20     1,658      --        --        --        --       1,678     1.0%
CIGNA - Chevy
 Chase (33%)                      202       216     8,771      --        --        --       9,189     5.4%
Northwestern Mutual Life
 Ins. - Willowbrook (40%)         175       189     8,909      --        --        --       9,273     5.4%
Phoenix Mutual -
 Willeo Creek (30%)                61        65     2,688      --        --        --       2,814     1.6%
Northwestern Mutual Life
 Ins. - Barrett Lakes (35%)        84        91        99       108       117     5,192     5,691     3.3%
Erie Insurance -
 River Park (40%)                  52        56        60        65        70     3,202     3,505     2.1%
Prudential Ins. - Amli
 at Danada (10%)                   27        29        31        33        35     2,253     2,408     1.4%
Phoenix Home Life -
 Amli at Verandah (35%)            94       102       110     5,481      --        --       5,787     3.4%
Northwestern Mutual Life
 Ins. - Northwinds (35%)           96       104       112       122       132    11,249    11,815     6.9%





AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES - Continued


                                                                                 There-              % to
                               2001      2002      2003      2004      2005      after     Total    Total
                             --------  --------  --------  --------  --------  --------  -------- --------
Northwestern Mutual Life
 Ins. - Regents Crest (25%)        76        82     3,709      --        --        --       3,867     2.3%
Northwestern Mutual Life
 Ins. - Parkway (25%)              49        52        56        60        64     2,334     2,615     1.5%
Jackson National Life
 Ins. - Timberglen (40%)           45        49        52     2,464      --        --       2,610     1.5%
Northwestern Mutual
 Life - Deerfield (25%)            30        33        36        39        42     2,944     3,124     1.8%
AMI Capital, Inc. -
 Lost Mountain (75%)               31        40        43        46        49     6,393     6,602     3.9%
PCN Bank - Summit Ridge
 (25%)                             41        51        55        59        64     4,469     4,739     2.8%
Northwestern Mutual
 Life Ins. - Preston-
 wood Hills (45.3%)                57        61        65        71        76     4,880     5,210     3.0%
Northwestern Mutual
 Life Ins. - Windward
 Park (45.3%)                      87        94       101       108       116     7,636     8,142     4.8%
FNMA - Oakbend (40%)               71        76        83        89        96     7,053     7,468     4.4%
Northwestern Mutual
 Life Ins. - Midtown (45.3%)       98       106       114       123       132     9,293     9,866     5.8%
Northwestern Mutual
 Life Ins. - Frankford (45.3%)     96       105       113       123       133    11,054    11,624     6.8%
PNC Bank - Peachtree
 City II (20%)                   --         848      --        --        --        --         848     0.5%
Northwestern Mutual Life
 Ins. - Scofield (45.3%)          101       109       118       129       138    10,544    11,139     6.5%
Northwestern Mutual Life
 Ins. - Breckinridge (45.3%)       93       100       108       119       126     9,456    10,002     5.9%
Capri Capital - Amli at
 Town Square (45.4%)               73        94       101       109       118     9,244     9,739     5.7%
Capri Capital - Lowry
 Estates (25%)                    154       180       193       207       222    15,994    16,950     9.9%
                             --------  --------  --------  --------  --------  --------  -------- --------
Total Share of
 Co-Investment Loans         $  1,969     8,483    25,727     9,555     1,730   123,190   170,654   100.0%
                             ========  ========  ========  ========  ========  ========  ======== ========
  Percent to Total               1.1%      5.0%     15.1%      5.6%      1.0%     72.2%    100.0%    30.7%
                             ========  ========  ========  ========  ========  ========  ======== ========




AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES - Continued


                                                                                 There-              % to
                               2001      2002      2003      2004      2005      after     Total    Total
                             --------  --------  --------  --------  --------  --------  -------- --------

Total Including Share
 of Co-Investments Debt      $  5,008   227,006    90,844    18,488    34,607   180,682   556,635   100.0%
                             ========  ========  ========  ========  ========  ========  ======== ========

Percent to Total                 0.9%     40.8%     16.3%      3.3%      6.2%     32.5%    100.0%   100.0%
                             ========  ========  ========  ========  ========  ========  ======== ========


     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.

     *  The Poplar Creek Bonds mature in February 2024, but the credit enhancement expires December 18, 2002.

    **  The Unsecured Line of credit has a current maturity of Nov. 2003, with an additional year extension option.  At December 31, 2000, the Company's unconsolidated service company subsidiaries had borrowed
        $27,000 from the Company's bank group.  These borrowings have been guaranteed by the Company and thus serve to reduce the Company's total availability under its $250,000 unsecured debt.





AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
THREE MONTHS ENDED DECEMBER 31, 2000 VERSUS THREE MONTHS ENDED DECEMBER 31, 1999

(Includes new properties at 10/1/99 - Killian Creek)

                                         10/1/00-12/31/00                           10/1/99-12/31/99
                       No. of  ---------------------------------     %    --------------------------------
                        Apts.    Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                      --------   --------  --------   ----------  ------   ----------   -------- ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                 4,560      93.8%                           0.2%        93.6%
  Atlanta                2,621      92.3%                          -1.4%        93.6%
  Austin                   698      94.1%                          -0.7%        94.7%
  Indianapolis           1,536      89.6%                           7.2%        83.6%
  Kansas                 1,306      86.1%                          -3.1%        88.9%
  Chicago                  196      97.8%                           3.4%        94.6%
                        ------      -----                          -----        -----
     Weighted Average               92.0%                           0.3%        91.7%
                                    =====                          =====        =====
     Total              10,917
                        ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                     $  729                 0.3%                  $  727
  Atlanta                                       830                 3.2%                     804
  Austin                                        859                 7.0%                     803
  Indianapolis                                  692                 1.2%                     684
  Kansas                                        826                -0.1%                     827
  Chicago                                     1,066                 6.3%                   1,003
                                             ------                 ----                  ------
     Weighted Average                        $  774                 1.7%                  $  761
                                             ======                 ====                  ======

TOTAL PROPERTY REVENUES                           Per Month                                   Per Month
-----------------------                          ----------                                  ----------
Dallas                       $  9,782,682    $  715        $0.82    0.4%  $ 9,740,668     $  712     $0.82
Atlanta                         6,387,308       812         0.85    3.3%    6,185,285        787      0.83
Austin                          1,793,595       857         1.05    6.4%    1,685,926        805      0.99
Indianapolis                    3,035,714       659         0.73    8.3%    2,804,030        609      0.68
Kansas                          2,933,241       749         0.75   -3.5%    3,041,082        776      0.78
Chicago                           625,769     1,064         1.17    7.4%      582,710        991      1.09
                             ------------    ------        -----   -----  -----------     ------     -----
    Total                    $ 24,558,307    $  750        $0.83    2.2%  $24,039,702     $  734     $0.81
                             ============    ======        =====   =====  ===========     ======     =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes new properties at 10/1/99 - Killian Creek)

                                        10/1/00-12/31/00                          10/1/99-12/31/99
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                      $ 3,958,261     3,472        $3.99   -2.9%  $ 4,076,550    $ 3,576     $4.11
  Atlanta                       2,348,611     3,584         3.76   10.8%    2,120,104      3,236      3.40
  Austin                          631,650     3,620         4.43   -5.1%      665,474      3,814      4.67
  Indianapolis                  1,032,367     2,688         2.99   -7.9%    1,121,313      2,920      3.25
  Kansas                        1,103,565     3,380         3.40   15.5%      955,250      2,926      2.94
  Chicago                         269,823     5,507         6.08   14.1%      236,538      4,827      5.33
                             ------------    ------        -----   -----  -----------    -------     -----
    Total                    $  9,344,278    $3,424        $3.78    1.8%  $ 9,175,230    $ 3,362     $3.71
                             ============    ======        =====   =====  ===========    =======     =====
Operating Efficiency                38.0%                                       38.2%
                             ============                                 ===========

NOI          2000 % 1999 %                        PER MONTH                                   PER MONTH
---          ------ ------                        ---------                                  ----------
 Dallas       59.5%  58.1%    $ 5,824,421    $  426        $0.49    2.8%  $ 5,664,118     $  414     $0.48
 Atlanta      63.2%  65.7%      4,038,697       514         0.54   -0.7%    4,065,181        517      0.54
 Austin       64.8%  60.5%      1,161,944       555         0.68   13.9%    1,020,452        487      0.60
 Indianapolis 66.0%  60.0%      2,003,347       435         0.48   19.1%    1,682,717        365      0.41
 Kansas       62.4%  68.6%      1,829,675       467         0.47  -12.3%    2,085,833        532      0.54
 Chicago      56.9%  59.4%        355,945       605         0.67    2.8%      346,172        589      0.65
             ------  -----    -----------    ------        -----   -----  -----------     ------     -----
    Total     62.0%  61.8%    $15,214,030    $  465        $0.51    2.4%  $14,864,472     $  454     $0.50
             ======  =====    ===========    ======        =====   =====  ===========     ======     =====
Operating Margin                    62.0%                                       61.8%
                             ============                                 ===========

CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                            ------------                              ------------
  Dallas                      $   376,187    $  330        $0.38  -23.9%   $  494,366     $  434     $0.50
  Atlanta                         247,273       377         0.40   57.8%      156,724        239      0.25
  Austin                           27,730       159         0.19   14.2%       24,284        139      0.17
  Indianapolis                     96,911       252         0.28  122.4%       43,578        113      0.13
  Kansas                          132,890       407         0.41   51.3%       87,821        269      0.27
  Chicago                          43,094       879         0.97   25.5%       34,335        701      0.77
                              -----------    ------        -----  ------    ---------     ------     -----
    Total                     $   924,086    $  339        $0.37    9.9%    $ 841,109     $  308     $0.34
                              ===========    ======        =====  ======    =========     ======     =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes new properties at 10/1/99 - Killian Creek)

                                        10/1/00-12/31/00                          10/1/99-12/31/99
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------

REPAIRS AND MAINTENANCE                        (ANNUALIZED)                                (ANNUALIZED)
-----------------------                        ------------                                ------------
  Dallas                       $  400,442    $  351        $0.40  -38.7%   $  652,934     $  573     $0.66
  Atlanta                         384,334       587         0.62  -14.8%      451,212        689      0.72
  Austin                           68,629       393         0.48  -14.6%       80,344        460      0.56
  Indianapolis                    164,965       430         0.48   -9.4%      182,015        474      0.53
  Kansas                          130,658       400         0.40   16.8%      111,818        342      0.34
  Chicago                          32,592       665         0.73   30.0%       25,077        512      0.56
                               ----------    ------        -----  ------   ----------     ------     -----
    Total                      $1,181,620    $  433        $0.48  -21.4%   $1,503,399     $  551     $0.61
                               ==========    ======        =====  ======   ==========     ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                               (ANNUALIZED)
-----------------                               ------------                               ------------
  Dallas                       $1,403,656    $1,231        $1.41    3.6%   $1,354,699     $1,188     $1.36
  Atlanta                         545,996       833         0.88   62.5%      336,042        513      0.54
  Austin                          239,106     1,370         1.68   -2.8%      246,060      1,410      1.73
  Indianapolis                    150,918       393         0.44  -51.1%      308,601        804      0.89
  Kansas                          322,028       986         0.99   32.9%      242,357        742      0.75
  Chicago                         132,875     2,712         2.99   19.8%      110,914      2,264      2.50
                               ----------    ------        -----   -----   ----------     ------     -----
    Total                      $2,794,579    $1,024        $1.13    7.5%   $2,598,673     $  952     $1.05
                               ==========    ======        =====   =====   ==========     ======     =====


AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
THREE MONTHS ENDED DECEMBER 31, 2000 VERSUS THREE MONTHS ENDED DECEMBER 31, 1999

(Includes new properties at 10/1/99 - Wells Branch, Prestonwood Hills, Winward Park, Killian Creek)

                                       10/1/00-12/31/00                          10/1/99-12/31/99
                        No. of ---------------------------------      %   --------------------------------
                         Apts.   Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                        ------   --------  --------   ----------   ------   ----------  -------- ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                 6,254      93.0%                            3.2%        90.1%
  Atlanta                3,859      92.3%                            8.3%        86.1%
  Austin                 1,274      92.1%                           -2.4%        94.5%
  Houston                  754      90.5%                           -1.9%        92.2%
  Indianapolis           1,536      89.6%                            7.2%        83.6%
  Kansas                 1,674      85.3%                           -4.7%        89.5%
  Chicago                2,384      95.8%                            2.0%        94.0%
                        ------      -----                           -----       ------
    Weighted Average                92.2%                            3.0%        89.5%
                                    =====                           =====       ======
    Total               17,735
                        ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                     $  739                  1.0%                 $  731
  Atlanta                                       855                  2.8%                    832
  Austin                                        882                  7.0%                    825
  Houston                                       726                 -2.5%                    744
  Indianapolis                                  692                  1.2%                    684
  Kansas                                        813                 -0.7%                    818
  Chicago                                     1,049                  3.9%                  1,009
                                             ------                 -----                 ------
    Weighted Average                         $  818                  2.1%                 $  802
                                             ======                 =====                 ======
TOTAL PROPERTY REVENUES                            PER MONTH                                 PER MONTH
-----------------------                            ----------                                ---------
  Dallas                      $13,600,497    $  725        $0.84     0.0%  $13,605,832    $  725     $0.84
  Atlanta                       9,803,705       847         0.85     2.8%    9,533,310       823      0.83
  Austin                        3,289,392       861         0.98     4.6%    3,144,073       823      0.93
  Houston                       1,567,271       693         0.75    -6.0%    1,667,450       737      0.80
  Indianapolis                  3,035,714       659         0.73     8.3%    2,804,030       609      0.68
  Kansas                        3,682,006       733         0.75    -5.3%    3,886,777       774      0.79
  Chicago                       7,734,963     1,082         1.24     6.7%    7,251,442     1,014      1.16
                              -----------    ------        -----    -----  -----------    ------     -----
    Total                     $42,713,548    $  803        $0.88     2.0%  $41,892,915    $  787     $0.86
                              ===========    ======        =====    =====  ===========    ======     =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Includes new properties at 10/1/99 - Wells Branch, Prestonwood Hills, Winward Park, Killian Creek)

                                        10/1/00-12/31/00                          10/1/99-12/31/900
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                      $ 5,691,010    $3,640        $4.20    -2.6%  $ 5,843,502    $3,737     $4.31
  Atlanta                       3,533,519     3,663         3.68    17.1%    3,017,097     3,127      3.14
  Austin                        1,251,444     3,929         4.45     0.1%    1,250,551     3,926      4.45
  Houston                         712,149     3,778         4.09     7.1%      664,701     3,526      3.81
  Indianapolis                  1,032,367     2,688         2.99    -7.9%    1,121,313     2,920      3.25
  Kansas                        1,397,405     3,339         3.40    13.2%    1,234,341     2,949      3.00
  Chicago                       2,509,587     4,211         4.82     1.8%    2,466,398     4,138      4.74
                              -----------    ------        -----    -----  -----------    ------     -----
    Total                     $16,127,482    $3,637        $3.89     3.4%  $15,597,903    $3,518     $3.85
                              ===========    ======        =====    =====  ===========    ======     =====
Operating Efficiency                37.8%                                        37.2%
                              ===========                                  ===========

NOI          2000 % 1999 %                        PER MONTH                                   PER MONTH
---          ------ ------                        ---------                                  ----------
 Dallas       58.2%  57.1%    $ 7,909,487    $  422        $0.49    1.9%    $ 7,762,330   $  414     $0.48
 Atlanta      64.0%  68.4%      6,270,186       542         0.54   -3.8%      6,516,213      563      0.57
 Austin       62.0%  60.2%      2,037,948       533         0.60    7.6%      1,893,522      495      0.56
 Houston      54.6%  60.1%        855,122       378         0.41  -14.7%      1,002,749      443      0.48
 Indianapolis 66.0%  60.0%      2,003,347       435         0.48   19.1%      1,682,717      365      0.41
 Kansas       62.0%  68.2%      2,284,601       455         0.46  -13.9%      2,652,437      528      0.54
 Chicago      67.6%  66.0%      5,225,375       731         0.84    9.2%      4,785,044      669      0.77
              -----  -----    -----------    ------        -----   -----    -----------   ------     -----
    Total     62.2%  62.8%    $26,586,066    $  500        $0.55    1.1%    $26,295,012   $  494     $0.54
              =====  =====    ===========    ======        =====   =====    ===========   ======     =====
Operating Margin                    62.2%                                         62.8%
                              ===========                                   ===========

CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                            ------------                              ------------
  Dallas                      $   469,006    $  300       $0.35   -16.6%   $  562,622     $  360     $0.42
  Atlanta                         291,480       302        0.30    52.0%      191,818        199      0.20
  Austin                           27,730        87        0.10    14.2%       24,284         76      0.09
  Houston                          75,880       403        0.44    28.6%       58,993        313      0.34
  Indianapolis                     96,911       252        0.28   122.4%       43,578        113      0.13
  Kansas                          149,911       358        0.36    42.1%      105,483        252      0.26
  Chicago                         442,330       742        0.85    87.0%      236,500        397      0.45
                              -----------    ------       -----   ------   ----------     ------     -----
    Total                     $ 1,553,250    $  350       $0.38    27.0%   $1,223,280     $  276     $0.30
                              ===========    ======       =====   ======   ==========     ======     =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Includes new properties at 10/1/99 - Wells Branch, Prestonwood Hills, Winward Park, Killian Creek)

                                        10/1/00-12/31/00                          10/1/99-12/31/99
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change    Amount/%    Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------

REPAIRS AND MAINTENANCE                         (ANNUALIZED)                              (ANNUALIZED)
-----------------------                         ------------                              ------------
  Dallas                       $  572,492    $  366        $0.42  -33.8%   $  865,210     $  553     $0.64
  Atlanta                         529,749       549         0.55   -9.5%      585,432        607      0.61
  Austin                          113,530       356         0.40  -18.4%      139,118        437      0.49
  Houston                          38,480       204         0.22  -60.1%       96,532        512      0.55
  Indianapolis                    164,965       430         0.48   -9.4%      182,015        474      0.53
  Kansas                          149,062       356         0.36    6.5%      139,983        334      0.34
  Chicago                         361,472       606         0.69   -4.8%      379,556        637      0.73
                              -----------    ------        -----   -----   ----------     ------     -----
    Total                     $ 1,929,750    $  435        $0.48  -19.2%   $2,387,846     $  539     $0.59
                              ===========    ======        =====   =====   ==========     ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                              (ANNUALIZED)
-----------------                               ------------                              ------------
  Dallas                      $ 2,054,810    $1,314        $1.52    3.2%   $1,991,373     $1,274     $1.47
  Atlanta                         784,311       813         0.82  122.3%      352,841        366      0.37
  Austin                          525,975     1,651         1.87   16.4%      451,991      1,419      1.61
  Houston                         251,088     1,332         1.44   66.1%      151,194        802      0.87
  Indianapolis                    150,918       393         0.44  -51.1%      308,601        804      0.89
  Kansas                          411,142       982         1.00   32.2%      310,945        743      0.76
  Chicago                         880,412     1,477         1.69   -2.1%      899,413      1,509      1.73
                              -----------    ------        -----   -----   ----------     ------     -----
    Total                     $ 5,058,656    $1,141        $1.25   13.3%   $4,466,358     $1,007     $1.10
                              ===========    ======        =====   =====   ==========     ======     =====


AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of December 31, 2000

                                                                             Approximate
                                                                               Rentable        Average
                                                   Year          Number         Area          Unit Size
                      Location                   Completed       of Units      (Sq Ft)         (Sq ft)
                      --------                   ---------       --------    -----------      ---------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT. WORTH
----------------
AMLI:
 at Autumn Chase      Carrollton, TX              87/96/99            690        598,128            867
 at Bent Tree         Dallas, TX                 1996/2000            500        481,682            963
 at Bishop's Gate     West Plano, TX                  1997            266        292,094          1,098
 at Chase Oaks        Plano, TX                       1986            250        193,736            775
 at Gleneagles        Dallas, TX                     87/97            590        520,357            882
 on the Green         Ft. Worth, TX                  90/93            424        358,560            846
 at Nantucket         Dallas, TX                      1986            312        222,208            712
 of North Dallas      Dallas, TX                     85/86          1,032        906,808            879
 on Rosemeade         Dallas, TX                      1987            236        205,334            870
 at Valley Ranch      Irving, TX                      1985            460        389,940            848
                                                                   ------      ---------        -------
  Subtotal - Dallas/Ft. Worth, TX                                   4,760      4,168,847            876
                                                                   ------      ---------        -------
ATLANTA, GA
-----------
AMLI:
 at Clairmont         Atlanta, GA                     1988            288        229,335            796
 at Killian Farms     Snellville, GA                  1999            256        262,785          1,027
 at Park Creek        Gainesville, GA                 1998            200        195,146            976
 at Spring Creek      Dunwoody, GA             85/86/87/89          1,180      1,080,568            916
 at Vinings           Atlanta, GA                     1985            360        374,240          1,040
 at West Paces        Atlanta, GA                     1992            337        353,700          1,050
 at Towne Creek       Gainesville, GA                 1989            150        121,722            811
                                                                   ------      ---------         ------
    Subtotal - Atlanta, GA                                          2,771      2,617,496            945
                                                                   ------      ---------         ------




                                                                             Approximate
                                                                               Rentable        Average
                                                   Year          Number         Area          Unit Size
                      Location                   Completed       of Units      (Sq Ft)         (Sq ft)
                      --------                   ---------       --------    -----------      ---------
AUSTIN, TX
----------
AMLI:
 in Great Hills       Austin, TX                      1985            344        257,984            750
 at Lantana Ridge     Austin, TX                      1997            354        311,857            881
 at StoneHollow       Austin, TX                      1997            606        524,660            866
                                                                   ------     ----------          -----
    Subtotal - Austin, TX                                           1,304      1,094,501            839
                                                                   ------     ----------          -----
KANSAS
------
AMLI:
 at Alvamar           Lawrence, KS                    1989            152        125,800            828
 at Centennial        Overland Park, KS               1998            170        204,858          1,205
 at Lexington Farms   Overland Park, KS               1998            404        392,693            972
 at Regents Center    Overland Park, KS           91/95/97            424        398,674            940
 at Town Center       Overland Park, KS               1997            156        176,914          1,134
                                                                   ------     ----------          -----
    Subtotal - Kansas                                               1,306      1,298,939            995
                                                                   ------     ----------          -----
INDIANAPOLIS, IN
----------------
AMLI:
 at Conner Farms      Indianapolis, IN                1993            300        327,396          1,091
 at Eagle Creek       Indianapolis, IN                1998            240        233,432            973
 at Riverbend         Indianapolis, IN               83/85            996        820,712            824
                                                                   ------     ----------          -----
    Subtotal - Indianapolis, IN                                     1,536      1,381,540            899
                                                                   ------     ----------          -----




                                                                             Approximate
                                                                               Rentable        Average
                                                   Year          Number         Area          Unit Size
                      Location                   Completed       of Units      (Sq Ft)         (Sq ft)
                      --------                   ---------       --------    -----------      ---------

CHICAGO, IL
-----------
AMLI:
 at Poplar Creek      Schaumburg, IL                  1985            196        177,630            906
                                                                   ------     ----------          -----
    Subtotal - Chicago, IL                                            196        177,630            906
                                                                   ------     ----------          -----

HOUSTON, TX
-----------
AMLI:
 at Western Ridge     Houston, TX                     2000            318        289,612            911
                                                                   ------     ----------          -----
    Subtotal - Houston, TX                                            318        289,612            911
                                                                   ------     ----------          -----

TOTAL WHOLLY OWNED PROPERTIES                                      12,191     11,028,565            905
                                                                   ======     ==========          =====




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED


                            Quarter Ended                                Year Ended
                          December 31, 2000       Quarter Ended       December 31, 2000      Year Ended
                        Average Rental Rates       Dec 31, 2000     Average Rental Rates    Dec 31, 2000
                      -------------------------        Avg.       ------------------------       Avg.
                        Per Unit    Per Sq. Ft.     Occupancy      Per Unit    Per Sq. Ft.    Occupancy
                        --------    -----------    ------------    --------    -----------  ------------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT. WORTH
----------------
AMLI:
 at Autumn Chase             735           0.85           92.5%         734           0.85         90.9%
 at Bent Tree                828           0.86           90.9%         833           0.86         93.6%
 at Bishop's Gate          1,000           0.91           91.1%       1,006           0.92         91.2%
 at Chase Oaks               704           0.91           94.4%         695           0.90         94.6%
 at Gleneagles               723           0.82           94.3%         718           0.81         93.2%
 on the Green                704           0.83           90.2%         700           0.83         93.8%
 at Nantucket                575           0.81           95.5%         575           0.81         95.6%
 of North Dallas             698           0.79           93.6%         690           0.78         91.3%
 on Rosemeade                685           0.79           91.8%         686           0.79         94.0%
 at Valley Ranch             738           0.87           94.7%         724           0.85         95.8%
                           -----          -----           -----       -----          -----         -----
  Subtotal -
    Dallas/Ft. Worth, TX     733           0.84           93.0%         729           0.83         92.9%
                           -----          -----           -----       -----          -----         -----
ATLANTA, GA
-----------
AMLI:
 at Clairmont                852           1.07           90.8%         831           1.04         94.6%
 at Killian Farms            823           0.80           97.3%         804           0.78         97.6%
 at Park Creek               788           0.81           94.7%         781           0.80         93.7%
 at Spring Creek             791           0.86           92.7%         773           0.84         91.5%
 at Vinings                  855           0.82           96.1%         838           0.81         94.4%
 at West Paces               950           0.90           87.6%         944           0.90         90.7%
 at Towne Creek              646           0.80           91.8%         638           0.79         93.8%
                           -----          -----           -----       -----          -----         -----
    Subtotal -
     Atlanta, GA             820           0.87           92.8%         804           0.85         93.0%
                           -----          -----           -----       -----          -----         -----




                            Quarter Ended                                Year Ended
                          December 31, 2000       Quarter Ended       December 31, 2000      Year Ended
                        Average Rental Rates       Dec 31, 2000     Average Rental Rates    Dec 31, 2000
                      -------------------------        Avg.       ------------------------       Avg.
                        Per Unit    Per Sq. Ft.     Occupancy      Per Unit    Per Sq. Ft.    Occupancy
                        --------    -----------    ------------    --------    -----------  ------------
AUSTIN, TX
----------
AMLI:
 in Great Hills              806           1.08           91.4%         769           1.03         95.9%
 at Lantana Ridge            911           1.03           97.1%         889           1.01         95.3%
 at StoneHollow              878           1.01           91.8%         845           0.98         95.4%
                           -----          -----           -----       -----          -----         -----
    Subtotal -
      Austin, TX             868           1.03           93.1%         837           1.00         95.5%
                           -----          -----           -----       -----          -----         -----
KANSAS
------
AMLI:
 at Alvamar                  721           0.87           91.6%         709           0.86         90.5%
 at Centennial               976           0.81           87.0%         965           0.80         87.6%
 at Lexington Farms          806           0.83           83.9%         804           0.83         88.6%
 at Regents Center           780           0.83           84.8%         774           0.82         89.6%
 at Town Center              945           0.83           84.9%         955           0.84         84.8%
                           -----          -----           -----       -----          -----         -----
    Subtotal -
      Kansas                 826           0.83           85.6%         822           0.83         88.6%
                           -----          -----           -----       -----          -----         -----
INDIANAPOLIS, IN
----------------
AMLI:
 at Conner Farms             846           0.77           90.9%         829           0.76         94.6%
 at Eagle Creek              787           0.81           92.6%         769           0.79         92.1%
 at Riverbend                623           0.76           87.4%         617           0.75         83.3%
                           -----          -----           -----       -----          -----         -----
    Subtotal -
      Indianapolis, IN       692           0.77           88.9%         682           0.76         86.9%
                           -----          -----           -----       -----          -----         -----




                            Quarter Ended                                Year Ended
                          December 31, 2000       Quarter Ended       December 31, 2000      Year Ended
                        Average Rental Rates       Dec 31, 2000     Average Rental Rates    Dec 31, 2000
                      -------------------------        Avg.       ------------------------       Avg.
                        Per Unit    Per Sq. Ft.     Occupancy      Per Unit    Per Sq. Ft.    Occupancy
                        --------    -----------    ------------    --------    -----------  ------------
CHICAGO, IL
-----------
AMLI:
 at Poplar Creek           1,066           1.18           97.5%       1,035           1.14         97.0%
                           -----          -----           -----       -----          -----         -----
    Subtotal -
      Chicago, IL          1,066           1.18           97.5%       1,035           1.14         97.0%
                           -----          -----           -----       -----          -----         -----

HOUSTON, TX
-----------
AMLI:
 at Western Ridge            846           0.93           89.9%         846           0.93         89.9%
                           -----          -----           -----       -----          -----         -----
    Subtotal -
      Houston, TX            846           0.93           89.9%         846           0.93         89.9%
                           -----          -----           -----       -----          -----         -----

TOTAL WHOLLY OWNED
 PROPERTIES                $ 780           0.86           91.7%         770           0.85         92.0%
                           =====          =====           =====       =====          =====         =====

AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 2000

                                                                             Approximate
                                                                               Rentable        Average
                                                   Year          Number         Area          Unit Size
                      Location                   Completed       of Units      (Sq Ft)         (Sq ft)
                      --------                   ---------       --------    -----------      ---------
CO-INVESTMENT
PROPERTIES
------------

ATLANTA, GA
-----------
AMLI:
 at Barrett Lakes     Cobb County, GA                 1997            446        462,368          1,037
 at Peachtree City    Fayette County, GA              1998            312        305,756            980
 at Lost Mountain (1) Paulding County, GA             2000            164        157,142            958
 at River Park        Norcross, GA                    1997            222        226,632          1,021
 at Willeo Creek      Roswell, GA                     1989            242        297,302          1,229
 at Northwinds (1)    Alpharetta, GA                  1999            800        818,432          1,023
 at Windward Park     Alpharetta, GA                  1999            328        354,900          1,082
                                                                   ------      ---------         ------
    Subtotal -
      Atlanta, GA                                                   2,514      2,622,532          1,043
                                                                   ------      ---------         ------
CHICAGO, IL
-----------
AMLI:
 at Chevy Chase       Buffalo Grove, IL               1988            592        480,820            812
 at Danada            Wheaton, IL                    89/91            600        521,499            869
 at Fox Valley        Aurora, IL                      1998            272        269,237            990
 at Oakhurst North    Aurora, IL                      2000            464        470,094          1,013
 at St. Charles (1)   St. Charles, IL                 2000            400        395,896            990
 at Willowbrook       Willowbrook, IL                 1987            488        418,404            857
 at Windbrooke        Buffalo Grove, IL               1987            236        213,160            903
                                                                   ------      ---------         ------
    Subtotal -
      Chicago, IL                                                   3,052      2,769,110            907
                                                                   ------      ---------         ------





                                                                             Approximate
                                                                               Rentable        Average
                                                   Year          Number         Area          Unit Size
                      Location                   Completed       of Units      (Sq Ft)         (Sq ft)
                      --------                   ---------       --------    -----------      ---------

INDIANAPOLIS, IN
----------------
AMLI:
 at Lake Clearwater
  (1)                 Indianapolis, IN                2000            216        218,006          1,009
 on Spring Mill       Carmel, IN                      1999            400        406,640          1,017
                                                                   ------      ---------         ------
                                                                      616        624,646          1,014
                                                                   ------      ---------         ------

EASTERN KANSAS
--------------
AMLI:
 at Creekside (1)     Overland Park, KS               2000            224        182,192            813
 at Regents Crest     Overland Park, KS          1997/2000            476        451,328            948
 at Wynnewood Farms
  (1)                 Overland Park, KS               2000            232        236,058          1,017
                                                                   ------      ---------         ------
                                                                      932        869,578            933
                                                                   ------      ---------         ------
DENVER, CO
----------
AMLI
 at Lowry Estates     Denver, CO                      2000            414        392,208            947
                                                                   ------      ---------         ------

DALLAS/FT. WORTH
----------------
AMLI:
 at Breckinridge
  Point               Richardson, TX                  1999            440        467,934          1,063
 at Deerfield         Ft. Worth, TX                   1999            240        238,972            996
 at Fossil Creek      Ft. Worth, TX                   1998            384        384,358          1,001
 at Frankford         Dallas, TX                      1998            582        517,344            889
 at Oak Bend          Lewisville, TX                  1997            426        382,690            898
 on the Parkway       Dallas, TX                      1999            240        225,248            939
 at Prestonwood
  Hills               Dallas, TX                      1997            272        245,696            903
 on Timberglen        Dallas, TX                      1985            260        201,198            774
 at Verandah          Arlington, TX                  86/91            538        394,304            733
                                                                   ------     ----------         ------
    Subtotal -
     Dallas/Ft. Worth                                               3,382      3,057,744            904
                                                                   ------     ----------         ------




                                                                             Approximate
                                                                               Rentable        Average
                                                   Year          Number         Area          Unit Size
                      Location                   Completed       of Units      (Sq Ft)         (Sq ft)
                      --------                   ---------       --------    -----------      ---------
AUSTIN, TX
----------
AMLI:
 at Monterey Oaks (1) Austin, TX                      2000            430        412,759            960
 at Scofield Ridge    Austin, TX                      2000            487        433,077            889
 at Wells Branch      Austin, TX                      1999            576        554,582            963
                                                                   ------     ----------         ------
                                                                    1,493      1,400,418            938
                                                                   ------     ----------         ------

HOUSTON, TX
-----------
AMLI:
 at Champions
  Centre              Houston, TX                     1994            192        164,480            857
 at Champions
  Park                Houston, TX                     1991            246        221,986            902
 at Greenwood
  Forest              Houston, TX                     1995            316        310,844            984
 at Midtown           Houston, TX                     1998            419        368,818            880
 Town Square          Houston, TX                     1999            380        314,292            837
                                                                   ------     ----------         ------
                                                                    1,553      1,380,420            889
                                                                   ------     ----------         ------
TOTAL CO-INVESTMENT
 PROPERTIES                                                        13,956     13,116,656            940
                                                                   ======     ==========         ======

TOTAL WHOLLY OWNED AND
 CO-INVESTMENT
 PROPERTIES                                                        26,147     24,145,221            923
                                                                   ======     ==========         ======



AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 2000

                            Quarter Ended                                Year Ended
                          December 31, 2000       Quarter Ended       December 31, 2000      Year Ended
                        Average Rental Rates       Dec 31, 2000     Average Rental Rates    Dec 31, 2000
                      -------------------------        Avg.       ------------------------       Avg.
                        Per Unit    Per Sq. Ft.     Occupancy      Per Unit    Per Sq. Ft.    Occupancy
                        --------    -----------    ------------    --------    -----------  ------------
CO-INVESTMENT
PROPERTIES
------------

ATLANTA, GA
-----------
AMLI:
 at Barrett Lakes            891           0.86           96.8%         881           0.85         96.5%
 at Peachtree City           965           0.99           95.4%         957           0.98         95.7%
 at Los Mountain (1)         724           0.76           81.0%         729           0.76         81.0%
 at River Park               962           0.94           95.0%         945           0.93         95.6%
 at Willeo Creek             889           0.72           95.3%         871           0.71         94.2%
 at Northwinds (1)           927           0.91           94.8%         904           0.88         95.0%
 at Windward Park            915           0.85           91.9%         910           0.84         93.0%
                          ------          -----          ------      ------          -----        ------
    Subtotal -
      Atlanta, GA            910           0.87           94.0%         896           0.86         94.2%
                          ------          -----          ------      ------          -----        ------

CHICAGO, IL
-----------
AMLI:
 at Chevy Chase            1,086           1.34           96.1%       1,059           1.30         96.0%
 at Danada                 1,025           1.18           96.5%         993           1.14         96.8%
 at Fox Valley             1,001           1.01           93.6%         975           0.98         93.6%
 at Oakhurst North           982           0.97           91.5%         946           0.93         85.6%
 at St. Charles (1)        1,112           1.12           89.3%       1,078           1.09         89.3%
 at Willowbrook            1,017           1.19           95.9%       1,005           1.17         95.2%
 at Windbrooke             1,119           1.24           98.7%       1,090           1.21         98.2%
                          ------          -----          ------      ------          -----        ------
    Subtotal -
      Chicago, IL          1,046           1.15           94.5%       1,018           1.12         93.5%
                          ------          -----          ------      ------          -----        ------





                            Quarter Ended                                Year Ended
                          December 31, 2000       Quarter Ended       December 31, 2000      Year Ended
                        Average Rental Rates       Dec 31, 2000     Average Rental Rates    Dec 31, 2000
                      -------------------------        Avg.       ------------------------       Avg.
                        Per Unit    Per Sq. Ft.     Occupancy      Per Unit    Per Sq. Ft.    Occupancy
                        --------    -----------    ------------    --------    -----------  ------------
INDIANAPOLIS, IN
----------------
AMLI:
 at Lake Clearwater
  (1)                        883           0.87           96.4%         827           0.82         96.4%
 on Spring Mill              839           0.83           84.0%         840           0.83         85.6%
                          ------          -----          ------      ------          -----        ------
                             855           0.84           88.3%         835           0.82         89.4%
                          ------          -----          ------      ------          -----        ------

EASTERN KANSAS
--------------
AMLI:
 at Creekside (1)            760           0.93           91.2%         701           0.86         91.2%
 at Regents Crest            765           0.81           82.6%         770           0.81         85.8%
 at Wynnewood Farms
  (1)                        946           0.93           86.4%         835           0.82         86.4%
                          ------          -----          ------      ------          -----        ------
                             809           0.87           85.6%         770           0.83         87.3%
                          ------          -----          ------      ------          -----        ------

DENVER, CO
----------
AMLI
 at Lowry Estates          1,194           1.26           88.6%       1,194           1.26         88.6%
                          ------          -----          ------      ------          -----        ------

DALLAS/FT. WORTH
----------------
AMLI:
 at Breckinridge
  Point                      943           0.89           92.6%         946           0.89         91.6%
 at Deerfield                843           0.85           90.6%         847           0.85         90.1%
 at Fossil Creek             833           0.83           89.7%         820           0.82         93.5%
 at Frankford                875           0.98           95.1%         771           0.87         94.3%
 at Oak Bend                 760           0.85           92.3%         770           0.86         92.7%
 on the Parkway              857           0.91           88.8%         861           0.92         92.7%
 at Prestonwood
  Hills                      834           0.92           93.5%         841           0.93         93.1%
 on Timberglen               635           0.82           94.9%         627           0.81         94.5%
 at Verandah                 702           0.96           92.7%         673           0.92         96.0%
                          ------          -----          ------      ------          -----        ------
    Subtotal -
     Dallas/Ft. Worth        812           0.90           92.5%         790           0.87         93.4%
                          ------          -----          ------      ------          -----        ------




                            Quarter Ended                                Year Ended
                          December 31, 2000       Quarter Ended       December 31, 2000      Year Ended
                        Average Rental Rates       Dec 31, 2000     Average Rental Rates    Dec 31, 2000
                      -------------------------        Avg.       ------------------------       Avg.
                        Per Unit    Per Sq. Ft.     Occupancy      Per Unit    Per Sq. Ft.    Occupancy
                        --------    -----------    ------------    --------    -----------  ------------
AUSTIN, TX
----------
AMLI:
 at Monterey Oaks (1)        960           1.00           88.8%         887           0.92         88.8%
 at Scofield Ridge           955           1.07           94.5%         946           1.06         94.8%
 at Wells Branch             910           0.95           88.9%         877           0.91         93.4%
                          ------          -----          ------      ------          -----        ------
                             939           1.00           90.7%         902           0.96         92.5%
                          ------          -----          ------      ------          -----        ------

HOUSTON, TX
-----------
AMLI:
 at Champions
  Centre                     702           0.82           93.5%         705           0.82         92.8%
 at Champions
  Park                       700           0.78           86.7%         707           0.78         90.4%
 at Greenwood
  Forest                     760           0.77           91.1%         748           0.76         94.1%
 at Midtown                1,008           1.14           97.0%         990           1.12         96.4%
 Town Square                 994           1.20           95.0%         994           1.20         95.0%
                          ------          -----          ------      ------          -----        ------
                             867           0.98           93.2%         862           0.97         94.2%
                          ------          -----          ------      ------          -----        ------
TOTAL CO-INVESTMENT
 PROPERTIES                  913           0.97           92.4%         892           0.95         92.8%
                          ======          =====          ======      ======          =====        ======

TOTAL WHOLLY OWNED AND
 CO-INVESTMENT
 PROPERTIES                  851           0.92           92.0%         835           0.90         92.4%
                          ======          =====          ======      ======          =====        ======


(1)  Stabilized in December, used fourth quarter occupancy.



AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA


                           WHOLLY-OWNED            CO-INVESTMENTS AT 100%           COMBINED AT 100%
                  ----------------------------- ----------------------------- -----------------------------
                        Three Months Ended           Three Months Ended            Three Months Ended
                            December 31,                 December 31,                 December 31,
                  ----------------------------- ----------------------------- -----------------------------
                                            %                             %                             %
                     2000      1999      Change    2000      1999      Change    2000      1999      Change
                    -------   -------   -------  --------   -------   -------   -------   -------   -------
PROPERTY REVENUES
-----------------
RENTAL INCOME
-------------
 Same Store
  Communities (1)  $ 23,250    22,748      2.2%    16,955    16,744      1.3%    40,205    39,492      1.8%
 New Communities (2)   --        --                 3,912     3,365     16.3%     3,912     3,365     16.3%
 Development
  and/or Lease-up
  Communities (3)       479        10               6,042       506               6,521       516
 Acquisition
  Communities (4)     1,754      --                 7,104     1,522               8,857     1,522
 Communities Sold/
  Contributed to
  Ventures (5)        1,000     3,607                 850     2,330               1,850     5,938
                   --------   -------    ------  --------   -------    ------  --------   -------    ------
    Total          $ 26,483    26,365      0.4%    34,862    24,467     42.5%    61,345    50,832     20.7%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======
OTHER REVENUES
--------------
 Same Store
  Communities      $  1,308     1,292      1.2%     1,201     1,109      8.3%     2,509     2,401      4.5%
 New Communities       --        --                   322       247     30.3%       322       247     30.3%
 Development
  and/or Lease-up
  Communities            26         6                 468        44                 494        50
 Acquisition
  Communities           113      --                   498       118                 611       118
 Communities Sold/
  Contributed to
  Ventures               60       248                  73       154                 133       403
                   --------   -------    ------  --------   -------    ------  --------   -------    ------
    Total          $  1,507     1,546     -2.6%     2,561     1,672     53.1%     4,068     3,219     26.4%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED
Unaudited - Dollars in thousands except per share data


                           WHOLLY-OWNED            CO-INVESTMENTS AT 100%           COMBINED AT 100%
                  ----------------------------- ----------------------------- -----------------------------
                        Three Months Ended           Three Months Ended            Three Months Ended
                            December 31,                 December 31,                 December 31,
                  ----------------------------- ----------------------------- -----------------------------
                                            %                             %                             %
                     2000      1999      Change    2000      1999      Change    2000      1999      Change
                    -------   -------   -------  --------   -------   -------   -------   -------   -------
TOTAL PROPERTY
REVENUES
--------------
 Same Store
  Communities      $ 24,558    24,040      2.2%    18,155    17,853      1.7%    42,714    41,893      2.0%
 New Communities       --        --                 4,234     3,612     17.2%     4,234     3,612     17.2%
 Development
  and/or Lease-up
  Communities           505        16               6,510       550               7,015       566
 Acquisition
  Communities         1,867      --                 7,601     1,639               9,468     1,639
 Communities Sold/
  Contributed to
  Ventures            1,060     3,856                 923     2,485               1,983     6,340
                   --------   -------    ------  --------   -------    ------  --------   -------    ------
    Total          $ 27,990    27,911      0.3%    37,423    26,139     43.2%    65,413    54,050     21.0%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======
Company's share of
 Co-investment total
 revenues                                          10,214     7,515     35.9%
                                                 ========  ========    ======
TOTAL OPERATING
EXPENSES
---------------
 Same Store
  Communities      $  9,344     9,175      1.8%     6,783     6,423      5.6%    16,127    15,598      3.4%
 New Communities       --        --                 1,431     1,153     24.1%     1,431     1,153     24.1%
 Development
  and/or Lease-up
  Communities           107        29               2,474       548               2,580       577
 Acquisition
  Communities           676      --                 2,789       649               3,466       649
 Communities Sold/
  Contributed to
  Ventures              460     1,403                 253       995                 713     2,398
                   --------   -------    ------  --------   -------    ------  --------   -------    ------
    Total          $ 10,587    10,607     -0.2%    13,730     9,767     40.6%    24,317    20,374     19.4%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED
Unaudited - Dollars in thousands except per share data


                           WHOLLY-OWNED            CO-INVESTMENTS AT 100%           COMBINED AT 100%
                  ----------------------------- ----------------------------- -----------------------------
                        Three Months Ended           Three Months Ended            Three Months Ended
                            December 31,                 December 31,                 December 31,
                  ----------------------------- ----------------------------- -----------------------------
                                            %                             %                             %
                     2000      1999      Change    2000      1999      Change    2000      1999      Change
                    -------   -------   -------  --------   -------   -------   -------   -------   -------
Company's share of
 Co-investment total
 operating expenses                                 3,747     2,729     37.3%
                                                 ========  ========    ======

PROPERTY EBITDA
---------------
 Same Store
  Communities      $ 15,214    14,864      2.4%    11,372    11,431     -0.5%    26,586    26,295      1.1%
 New Communities       --        --                 2,803     2,458     14.0%     2,803     2,458     14.0%
 Development
  and/or Lease-Up
  Communities           398       -13               4,036         2               4,434       -11
 Acquisition
  Communities         1,190      --                 4,812       991               6,002       991
 Communities Sold/
  Contributed to
  Ventures              600     2,453                 670     1,490               1,270     3,943
                   --------   -------    ------  --------   -------    ------  --------   -------    ------
    Total          $ 17,403    17,304      0.6%    23,693    16,372     44.7%    41,096    33,676     22.0%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======
Company's share of
Co-investment EBITDA                                7,582     4,939     53.5%     7,582     4,939     53.5%
                                                 ========  ========    ======  ========   =======    ======

Percent of Co-investment
EBITDA                                                32%       30%                 18%       15%
                                                 ========  ========            ========   =======


  (1)   Stabilized Communities at 10/1/99.
  (2)   Development Communities stabilized after 10/1/99 but before 10/1/00.
  (3)   Development Communities not yet stabilized.
  (4)   Stabilized Communities acquired after 10/1/99.
  (5)   Communities sold or contributed to co-investment ventures.


                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                           DEVELOPMENT ACTIVITIES

                                             Fourth Quarter 2000
                                                Construc-                               Percent   Percent
                                                  tion      First     Comple- Stabili- Construc-  Leased
Community        Number    Costs     Percent      Start     Units      tion   zation     tion      as of
Name            of Units (millions) Ownership     Date     Occupied    Date    Date     Complete  1/21/00
----------      -------- ---------- ---------   ---------  --------   ------- -------- ---------  -------
Under Construc-
tion and/or In
Initial Lease Up
----------------
ATLANTA, GEORGIA
----------------
AMLI
 at Mill Creek       400      $27.1       25%       3Q/99     3Q/00     3Q/01    2Q/02       71%      19%
 at Milton Park      461      $34.7       25%       4Q/00     3Q/01     4Q/02    2Q/03        3%       na
 at Park Bridge      352      $24.6       25%       2Q/99     2Q/00     4Q/00    1Q/01      100%      89%
 at Peachtree City
  Phase II           216      $20.2       20%       3Q/00     3Q/01     1Q/02    2Q/02       11%       na

HOUSTON, TEXAS
--------------
AMLI
 at Kings Harbour    300      $19.8       25%       2Q/00     1Q/01     3Q/01    2Q/02       57%       na

OVERLAND PARK,
KANSAS
--------------
AMLI
 at Cambridge Square 408      $32.2       30%       3Q/00     3Q/01     2Q/02    1Q/03        8%       na

LEE'S SUMMIT,
MISSOURI
-------------
AMLI
 at Summit Ridge     432      $29.3       25%       2Q/99     2Q/00     4Q/00    1Q/02       99%      60%

INDIANAPOLIS,
INDIANA
-------------
AMLI
 at Castle Creek     276      $20.7       40%       3Q/98     3Q/99     3Q/00    1Q/01      100%      95%
                   -----     ------
TOTAL              2,845     $208.6
                   =====     ======

                   AMLI RESIDENTIAL PROPERTIES TRUST

PLANNING STAGES

                                     Number
Community Name                      of Units
--------------                     ----------

INDIANAPOLIS, IN
----------------
AMLI
 at Prairie Lakes                         228
 at Prairie Lakes (phases II-IV)        1,100
 at Carmel Center                         322

WOODRIDGE, IL
-------------
AMLI
 at Seven Bridges                         520

AUSTIN, TX
----------
AMLI
 at Anderson Mill                         520
 Downtown Austin - Block 20               218
 Parmer Park                              480

DALLAS/FT WORTH, TX
-------------------
AMLI
 at Mesa Ridge (Fossil Creek II)          520
 Fossil Lake                              324
 Fossil Creek IV-A                        240
 at Vista Ridge                           340

HOUSTON, TX
-----------
AMLI
 at Champions II                          288

OVERLAND PARK, KS
-----------------
AMLI
 at Westwood Ridge                        428



The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. The projections contained in the table above that are not historical facts are forward-looking statements. Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include: development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.